                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

eSoft, Inc.
Broomfield, Colorado

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated January 29, 1999, relating to the financial statements of eSoft, Inc. appearing in the Company's Annual Report on Form 10-KSB/A-1 for the year ended December 31, 1998.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Seidman, LLP

Denver, Colorado
July 2, 1999